Exhibit 10.3

AMENDMENT LETTER

May 2, 2002

Saks Incorporated

750 Lakeshore Parkway

Birmingham, Alabama 35211

Each of the Lenders Party

to the Credit Agreement

Referenced Below

Amendment No. 2 to Credit Agreement

Reference is hereby made to that certain Credit Agreement dated as of November 20, 2001 among Saks Incorporated, a Tennessee corporation (the “Borrower”), Bank of America, N.A., as Agent (the “Agent”), and the Lenders party thereto (the “Lenders”) (as from time to time amended, modified, supplemented, amended and restated, or refinanced, the “Credit Agreement”)). Capitalized terms not defined herein shall have the meanings given such terms in the Credit Agreement.

The Borrower has requested permission to prepay Debt consisting of the 2004 Notes in excess of the amount of such prepayment permitted under Section 7.9 of the Credit Agreement. The Agent and the Lenders desire to permit such additional prepayment and amend the Credit Agreement accordingly.

The Agent, the Borrower, and the Lenders party hereto have agreed to amend the Credit Agreement to permit the Borrower to prepay, in addition to its existing rights in Section 7.9 of the Credit Agreement to prepay Debt, additional amounts of the 2004 Notes.

The Agent, the Borrower, and the Lenders party hereto hereby agree that clause (b) of Section 7.9 of the Credit Agreement is amended and restated as follows:

(b)    so long as no Default or Event of Default exists at the time thereof or would result therefrom and Availability shall not be less than $150,000,000 immediately after giving effect thereto, (i) acquisitions by the Borrower or any Subsidiary of capital stock or other equity interest of the Borrower, (ii) prepayments of Debt, collectively in an aggregate amount for all such acquisitions or prepayments not to exceed (A) $25,000,000 in the aggregate for the period beginning on the Closing Date and ending April 29, 2002, (B) $25,000,000 in the aggregate for period beginning April 30, 2002 and ending January 31, 2003, and (C) for each Fiscal Year thereafter the sum of (x) the amount available for such acquisitions and prepayments in the immediately preceding Fiscal Year plus (y) 50% of Excess Cash Flow for the immediately preceding Fiscal Year less the aggregate amount of such acquisitions and prepayments made during the immediately preceding Fiscal Year, and (iii) prepayments of the 2004 Notes, collectively in an aggregate amount for all such acquisitions or prepayments in accordance with this subclause (iii) not to exceed $75,000,000 during the term of this Agreement and”

Each of the Guarantors joins in the execution of this Letter for the purposes of consenting to the amendments to the Credit Agreement contained herein.

This letter may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

BANK OF AMERICA, N.A., as Agent

By: /S/ JOHN OLSEN
Name:	John Olsen
Title:	Senior Vice President

This Letter is hereby agreed to by the parties signatory below:

SAKS INCORPORATED

By:	/S/ CHARLES J. HANSEN
Name:	Charles J. Hansen
Title:	Senior Vice President

GUARANTORS:

CARSON PIRIE HOLDINGS, INC.

MCRAE’S, INC.

MCRAE’S OF ALABAMA, INC.

PARISIAN, INC.

SAKS & COMPANY

SAKS DIRECT, INC.

SAKS DISTRIBUTION CENTERS, INC.

SAKS FIFTH AVENUE DISTRIBUTION COMPANY

SAKS FIFTH AVENUE, INC.

SAKS WHOLESALERS, INC.

SAKS FIFTH AVENUE OF TEXAS, INC.

SAKS HOLDINGS, INC.

TEX SFA, INC.

SCCA STORE HOLDINGS, INC.

SCIL STORE HOLDINGS, INC.

HERBERGER’S DEPARTMENT STORES, LLC

JACKSON LEASING, LLC

MCRIL, LLC

NEW YORK CITY SAKS, LLC

SCCA, LLC

SCIL, LLC

SFAILA, LLC

SAKS FIFTH AVENUE TEXAS, L.P.

PMIN GENERAL PARTNERSHIP

    BY: Parisian, Inc., a General Partner

MCRAE’S STORES PARTNERSHIP

    BY: McRae’s, Inc., a General Partner

By: /S/ CHARLES J. HANSEN
Name:	Charles J. Hansen
Title:	Senior Vice President

LENDERS:
BANK OF AMERICA, N.A., as Lender
By:	/S/ JOHN OLSEN
Name:	John Olsen
Title:	Senior Vice President
CITIBANK, N.A.
By:	/S/ JIM WILLIAMS
Name:	Jim Williams
Title:	Vice President
LASALLE BUSINESS CREDIT, INC.
By:	/S/ LAWRENCE P. GARNI
Name:	Lawrence P. Garni
Title:	Senior Vice President
IBJ WHITEHALL BUSINESS CREDIT CORPORATION
By:	/S/ CHRIS MAGNANTE
Name:	Chris Magnante
Title:	Vice President
THE PROVIDENT BANK
By:	/S/ CARY SIERZPUTOWSKI
Name:	Cary Sierzputowski
Title:	Vice President

FLEET NATIONAL BANK
By:	/S/ KATHLEEN DIMOCK
Name:	Kathleen Dimock
Title:	Director
AMSOUTH BANK
By:	/S/ STEPHEN V. MANGIANTE
Name:	Stephen V. Mangiante
Title:	Attorney-in-Fact
SIEMENS FINANCIAL SERVICES, INC.
By:	/S/ FRANK AMODIO
Name:	Frank Amodio
Title:	Vice President
THE BANK OF NEW YORK
By:	/S/ DAVID C. JUDGE
Name:	David C. Judge
Title:	Senior Vice President
TRANSAMERICA BUSINESS CAPITAL
CORPORATION
By:	/S/ DEBORAH A. RAMSEY
Name:	Deborah A. Ramsey
Title:	Vice President

FOOTHILL CAPITAL CORPORATION
By:	/S/ JUAN BARRERA
Name:	Juan Barrera
Title:	Assistant Vice President
FIRST TENNESSEE BANK NATIONAL
ASSOCIATION
By:
Name:	Jim Chapman
Title:	Senior Vice President
BANK ONE, N.A.
By:
Name:	Debora K. Oberling
Title:	First Vice President
WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/S/ RICHARD J. PRESKENIS
Name:	Richard J. Preskenis
Title:	Vice President
THE CIT GROUP/BUSINESS
CREDIT, INC.
By:	/S/ ARTHUR R. CORDWELL, JR.
Name:	Arthur R. Cordwell, Jr.
Title:	Vice President

GENERAL ELECTRIC CAPITAL
CORPORATION
By:	/S/ GLENN P. BARTLEY
Name:	Glenn P. Bartley
Title:	Duly Authorized Signatory
PNC BUSINESS CREDIT
By:	/S/ MANUEL R. BORGES
Name:	Manuel R. Borges
Title:	Assistant Vice President
ORIX FINANCIAL SERVICES, INC.
By:	/S/ J. PAUL HICKS
Name:	J. Paul Hicks
Title:	Portfolio Manager
GMAC BUSINESS CREDIT, LLC
By:	/S/ THOMAS BRONT
Name:	Thomas Bront
Title:	Vice President